                    SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective the 6th day of August, 1996, between GEORGE E. KING ("Employee"), and McM CORPORATION ("McM"), OCCIDENTAL FIRE & CASUALTY COMPANY OF NORTH CAROLINA, and WILSHIRE INSURANCE COMPANY (the three companies collectively being the "Employer" or the "McM Group").

                              W I T N E S S E T H:

         WHEREAS, the Employee and the Employer have entered an Employment Agreement dated as of February 16, 1989, and amended March 28, 1990, October 18, 1990, December 30, 1991, February 1, 1993, September 1, 1993 and March 16, 1995 (collectively, the "Agreement"); and

         WHEREAS, the Employee and Employer wish to amend the Agreement in certain respects and agree that the mutual promises set forth in this Amendment are full and valid consideration therefor.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Employment. Paragraph 1 of the Agreement is hereby deleted in its entirety and in its place is inserted the following:

            1. Employment. King is hereby employed by McM Corporation as its Chairman Emeritus and Chief Executive Officer, by Occidental Fire & Casualty Company of North Carolina as its Chairman and by Wilshire Insurance Company as its Chairman. King's duties and responsibilities as to McM Corporation and the McM Group generally include all shareholder relations, all legal and regulatory matters, all sale, acquisition, divestiture and investment banking issues.

         2. Term of Employment. Paragraph 3 of the Agreement is hereby deleted in its entirety and in its place is inserted the following:


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



            3. Term. The term of this Agreement shall continue until December 31, 1996, at which time it shall automatically renew on a daily rolling basis and continue until the earlier of (a) one year from the date the Employer delivers to the Employee written notice of non-renewal, but in no event shall such term expire before December 31, 1997, or (b) the consummation of a Change in Control (as defined herein) of McM occurring after December 31, 1996.

         3. Clarification Regarding Lump Sum Payout. Paragraph 9 of the Agreement is hereby deleted in its entirety, and in its place is inserted the following:

                  9. Termination By Employer Without Cause. If the Employer terminates this Agreement during its term without cause, the Employer shall pay to the Employee a lump sum equal to the Employee's then current annual salary plus the value of the Employee's annual benefits, all divided by 12 and multiplied by the number of months (including any fractional portion of any month) remaining in the term of this Agreement, plus accrued vacation. Unless specifically provided for in this Agreement, as amended, any benefits receivable by the Employee under the McM Key Executive Incentive Compensation Plan, the 1986 or 1996 McM Employee Incentive Stock Option Plans, the McM Phantom Stock Plan or the McM Equity Appreciation Rights Plan shall be in accordance with the terms of those Plans.

         3. Bylaws. The provisions of the second paragraph of Article III,
Section 1 of Employer's bylaws are extended from operation as to Employee until the termination of the Agreement as provided herein.

         4. Change in Control. For purposes of the Agreement and this Amendment, a "Change in Control" shall be deemed to have occurred if any "person," as such term is defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of McM or its subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of McM representing fifty-one percent or more of the combined voting power of McM's then outstanding securities.

         5. Except as modified in this Amendment, the Agreement, as amended, is ratified and confirmed in all respects.

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


         IN WITNESS WHEREOF, Employer, by action approved and directed by its Board of Directors and Employee, on his own behalf, have executed this Amendment as of the day and year first above written.


                                        EMPLOYEE:


                                        /s/ GEORGE E. KING              (Seal)
                                        --------------------------------
                                        George E. King


                                        EMPLOYER:



Attest:                                 McM CORPORATION, a North Carolina
                                        corporation

/s/ MICHAEL D. BLINSON
-------------------------
Corporate Secretary                     By:  /s/ STEPHEN L. STEPHANO
                                             --------------------------------
                                        Its: President & COO
[Corporate Seal]


                                        OCCIDENTAL FIRE & CASUALTY
                                        COMPANY OF NORTH CAROLINA, a North
Attest:                                 Carolina corporation


/s/ MICHAEL D. BLINSON                  By:  /s/ STEPHEN L. STEPHANO
----------------------------                 ---------------------------------
Asst. Corp. Secretary                   Its: President & CEO

[Corporate Seal]

                                        WILSHIRE INSURANCE COMPANY, a North
Attest:                                 Carolina corporation

/s/ MICHAEL D. BLINSON                  By:  /s/ STEPHEN L. STEPHANO
----------------------------                 ----------------------------------
Asst. Corp. Secretary                   Its: President & CEO


[Corporate Seal]


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



                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective the 6th day of August, 1996, between STEPHEN L. STEPHANO ("Employee"), McM CORPORATION, OCCIDENTAL FIRE & CASUALTY COMPANY OF NORTH CAROLINA, and WILSHIRE INSURANCE COMPANY (collectively, "Employer").

                              W I T N E S S E T H:

         WHEREAS, the Employee and the Employer have entered an Employment Agreement dated as of February 1, 1993, and amended September 1, 1993, and March 16, 1995 (the "Agreement");

         WHEREAS, Employer and Employee desire to further amend the terms of the Agreement in certain respects and agree that the mutual promises set forth in this Amendment are full and valid consideration therefor.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Term of Employment. Paragraph 2 of the Agreement is hereby deleted in its entirety and in its place is inserted the following:

            2. Term. The term of this Agreement shall continue until December 31, 1996, at which time it shall automatically renew on a daily rolling basis and continue until two years from the date the Employer delivers to the Employee written notice of non-renewal, but in no event shall such term expire before December 31, 1998.

         2. Employee's Positions. Paragraph 4 of the Agreement is hereby deleted in its entirety, and in its place is inserted the following:

            4. Duties. The Employee is engaged by McM Corporation as President and Chief Operating Officer, by Occidental Fire & Casualty Company of North Carolina as its President and Chief Executive Officer and by Wilshire Insurance Company as its President and Chief Executive Officer, and in all


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



                     of such capacities shall devote substantially all of his time and attention to the business of these companies.

         3. Clarification Regarding Lump Sum Payout. Paragraph 8 of the Agreement is hereby deleted in its entirety, and in its place is inserted the following:

                  8. Termination By Employer Without Cause. If the Employer terminates this Agreement during its term without cause, the Employer shall pay to the Employee a lump sum equal to the Employee's then current annual salary plus the value of the Employee's annual benefits, all divided by 12 and multiplied by the number of months (including any fractional portion of any month) remaining in the term of this Agreement, plus accrued vacation. Unless specifically provided for in this Agreement, as amended, any benefits receivable by the Employee under the McM Key Executive Incentive Compensation Plan, the 1986 or 1996 McM Employee Incentive Stock Option Plans, the McM Phantom Stock Plan or the McM Equity Appreciation Rights Plan shall be in accordance with the terms of those Plans.

         4. Except as modified in this Amendment, the Agreement is ratified and confirmed in all respects.



                            [SIGNATURE PAGE ATTACHED]



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


         IN WITNESS WHEREOF, Employer, pursuant to action approved and directed by its Board of Directors, and Employee, on his own behalf, have executed this Amendment as of the day and year first above written.


                                       EMPLOYEE:


                                       /s/ STEPHEN  L. STEPHANO          (Seal)
                                       ----------------------------------
                                       Stephen L. Stephano


                                       EMPLOYER:

                                       McM CORPORATION, a North Carolina
Attest:                                corporation


/s/ MICHAEL D. BLINSON                 By:  /s/ GEORGE E. KING
----------------------------                ---------------------------------
Corporate Secretary                    Its: Chief Executive Officer


[Corporate Seal]
                                       OCCIDENTAL FIRE & CASUALTY
                                       COMPANY OF NORTH CAROLINA, a North
Attest:                                Carolina corporation


/s/ MICHAEL D. BLINSON                 By:  /s/ GEORGE E. KING
----------------------------                ---------------------------------
Asst. Corp. Secretary                  Its: Chairman


[Corporate Seal]
                                       WILSHIRE INSURANCE COMPANY, a North
Attest:                                Carolina corporation


/s/ MICHAEL D. BLINSON                 By:  /s/ GEORGE E. KING
----------------------------                ---------------------------------
Asst. Corp. Secretary                  Its: Chairman

[Corporate Seal]




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